UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	January 15, 2019

Fulton Financial Corporation
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition

On January 15, 2019, Fulton Financial Corporation (“Fulton”) issued a press release (the “Press Release”) announcing its results of operations for the fourth quarter and year ended December 31, 2018. A copy of the Press Release and supplementary financial information which accompanied the Press Release, are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report and are incorporated herein by reference. Fulton also posted on its Investor Relations website, www.fult.com, presentation materials Fulton intends to use during a conference call and webcast to discuss those results on Wednesday, January 16, 2019 at 10:00 a.m. Eastern Time. A copy of the presentation materials is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.

Item 8.01 - Other Events

Fulton today announced that Fulton’s banking subsidiary, The Columbia Bank, has been informed by the Commissioner of Financial Regulation for the State of Maryland and the Federal Deposit Insurance Corporation that the Consent Orders those agencies issued on December 23 and December 24, 2014, respectively, to The Columbia Bank have been terminated. These orders were originally issued for deficiencies in the Bank Secrecy Act and Anti-Money Laundering (“BSA/AML”) compliance program at that bank. These terminations follow the earlier terminations in 2017 and 2018 of similar orders issued to four of Fulton’s other banking subsidiaries. Only Fulton and its banking subsidiary, Lafayette Ambassador Bank, remain subject to a consent order relating to the BSA/AML compliance program.

The press release issued by Fulton containing the announcement is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, may contain forward-looking statements with respect to Fulton’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward looking statements may include projections of, or guidance on, Fulton’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in Fulton’s business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of Fulton’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Fulton’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Fulton undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting Fulton, and some of the factors that could cause Fulton's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2017 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of Fulton's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Item 9.01 Financial Statements And Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 15, 2019.
99.2	Supplemental financial information for the quarter and year ended December 31, 2018.
99.3	Presentation materials to be discussed during the conference call and webcast on January 16, 2019.
99.4	Press Release dated January 15, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2019	FULTON FINANCIAL CORPORATION
By: /s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and
Chief Financial Officer